                                                                                                                     August 10, 2009

VIA EDGAR

Securities and Exchange Commission

100 F Street, N.E.
Washington, D.C. 20549

Re:     Transamerica Life Insurance Company

          (formerly, Transamerica Occidental Life Insurance Company

                         Separate Account VUL-3 of Transamerica Life Insurance Company
                         Transamerica Elite

                         (File No. 333-153814)

     Filer CIK No.: 0001100102

Dear Commissioners:

     Pursuant to Rule 497(c) on behalf of the above-referenced Registrant, attached for electronic filing via EDGAR is the Registrant’s Supplement dated August 10, 2009.

     Please do not hesitate to contact Art Woods, Esq. at 727-299-1830, or me at (727) 299-1747, if you have any questions or concerns regarding this filing.

                                                                                                                           Sincerely,

                                                                                                                           /*/ Gayle A. Morden

                                                                                                                           Gayle A. Morden
                                                                                                                           Compliance Manager

cc:     Arthur D. Woods, Esq.
         Mary Jane Wilson-Bilik, Esq.

SUPPLEMENT DATED AUGUST 10, 2009
TO PROSPECTUS DATED MAY 1, 2003
TRANSAMERICA ELITE®

Issued through
Separate Account VUL-3 of Transamerica Life Insurance Company
(formerly, Transamerica Occidental Life Separate Account VUL-3)
By
Transamerica Life Insurance Company
(formerly, Transamerica Occidental Life Insurance Company)

The following information hereby supplements or amends, and to the extent inconsistent replaces, certain information contained in your prospectus:

Effective immediately, transfers to the fixed account are available through the internet.

* * * * * * *

The facsimile numbers for Transamerica Life Insurance Company’s administrative office for this product are:
1-727-299-1620 and 1-727-299-1648 (for interfund transactions only).

* * * * * * * *

Effective immediately, the investment objective of Transamerica Federated Market Opportunity VP as currently disclosed under the section entitled “Portfolios” is deleted and replaced with the following:

     This portfolio seeks to provide absolute (positive) returns with low correlation to the U.S. equity market.

* * * * * * * *

Effective immediately, the investment objective of Transamerica J.P. Morgan Core Bond VP as currently disclosed under the section entitled “Portfolios” is deleted and replaced with the following:

     This portfolio seeks total return, consisting of income and capital appreciation.

* * * * * * * *

Range of Expenses for the Portfolios 1, 2

     The table below shows the lowest and highest total operating expenses charged by the portfolios during the fiscal year ended December 31, 2008. Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

	Lowest	Highest
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses)	0.42%	1.13%
Net Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses, after contractual waiver of fees and expenses)[3]	0.42%	1.13%

1 The portfolio expenses used to prepare this table were provided to Transamerica Life by the funds. Transamerica has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2008. Current or future expenses may be greater or less than those shown.

2 The table showing the range of expenses for the portfolios takes into account the expenses of several Transamerica Series Trust asset allocation portfolios that are each a “fund of funds.” A “fund of funds” portfolio typically allocates its assets, within predetermined percentage ranges, among certain other Transamerica Series Trust portfolios and certain portfolios of the Transamerica Funds (each such portfolio an "Acquired Fund"). Each “fund of funds” has its own set of operating expenses, as does each of the portfolios in which it invests. In determining the range of portfolio expenses, Transamerica Life took into account the information received from the Transamerica Series Trust on the combined actual expenses for each “fund of funds” and the portfolios in which it invests. The combined expense information includes the Acquired Fund (i.e., the underlying fund’s) fees and expenses of the underlying funds for the Transamerica Series Trust asset allocation portfolios.See the prospectus for the Transamerica Series Trust for a presentation of the applicable Acquired Fund fees and expenses.

3 The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements for 2 portfolios that require a portfolio’s investment adviser to reimburse or waive portfolio expenses until April 30, 2010.

POLICYOWNERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.